UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

TRILLIUM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36596	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trillium Therapeutics USA Inc.

100 CambridgePark Drive, Suite 510

Cambridge, Massachusetts, 02140

USA

(Address of principal executive offices, including zip code)

(416) 595-0627

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	TRIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Trillium Therapeutics Inc. (the “Company”) held its Annual General and Special Meeting of Shareholders on June 8, 2021. The following is a summary of the matters voted on at that meeting:

1.	Seven nominees were elected to serve on the Company’s Board of Directors until the 2022 annual general meeting of shareholders or until their successors are elected and qualified. The results of the shareholders’ vote with respect to the election of such directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Luke Beshar	45,690,551	5,331,299	16,209,224
Jan Skvarka	50,903,051	118,798	16,209,225
Helen Tayton-Martin	50,766,458	255,391	16,209,225
Paul Walker	41,737,821	9,284,029	16,209,224
Michael Kamarck	50,875,937	145,912	16,209,225
Paolo Pucci	50,842,785	179,065	16,209,224
Scott Myers	50,879,347	142,503	16,209,224

2.

The Company’s shareholders reappointed Ernst & Young, LLP, Chartered Professional Accountants, Licensed Public Accountants, as auditors of the Company for the ensuing year and authorized the directors to fix the remuneration to be paid to the auditors. The results of the shareholders’ vote were as follows:

Votes For	Votes Withheld	Broker Non-Votes
67,130,594	100,479	1

3.	The Company’s shareholders approved the non-binding, advisory vote on the compensation paid to the Company’s named executive officers. The results of the shareholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Withheld	Broker Non-Votes
50,509,825	512,025	16,209,224

4.	The Company’s shareholders recommended that future advisory votes on the compensation paid to the Company’s named executive officers should be held every year. The results of the shareholders’ non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation paid to the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Broker Non-Votes
50,375,749	51,174	115,072	16,689,079

Based on the Board of Directors’ recommendation in the Management Information Circular and Proxy Statement for the Company’s 2021 Annual General and Special Meeting of Shareholders, the voting results on this proposal and its consideration of the appropriate voting frequency for the Company at this time, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such advisory votes.

On June 9, 2021, the Company issued a press release containing information about the voting results of the Company’s Annual General and Special Meeting of Shareholders. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release issued by Trillium Therapeutics Inc. dated June 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2021	Trillium Therapeutics Inc.

	By:	/s/ James Parsons
Name: James Parsons
Title: Chief Financial Officer